UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

Quoin Pharmaceuticals Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 2, 2026
Dear Shareholder,
You are cordially invited to attend a special general meeting of shareholders (the “Special Meeting”) of Quoin Pharmaceuticals Ltd. The Special Meeting will be held on November 12, 2026 at 12:00 p.m., US Eastern Time, at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, Pennsylvania 19103.
Our notice of the Special Meeting and the accompanying proxy statement describe in detail the matters to be acted upon at the Special Meeting. Our board of directors recommends a vote “FOR” each of the proposals set forth in the accompanying proxy statement.
The notice and the proxy statement, as well as the proxy card or voting instruction form, as applicable, are being first distributed and made available to shareholders on or about October 2, 2026.
We have fixed the close of business on September 23, 2026 as the record date for the determination of shareholders entitled to receive notice of, and to vote on the matters proposed at, the Special Meeting and any adjournment or postponement thereof.
YOUR VOTE IS IMPORTANT.
It is important that your shares be represented and voted at the Special Meeting. Accordingly, I urge you to vote by marking, signing and dating the accompanying proxy card, and returning it promptly. If your ADSs are held in an account at a bank, broker or another nominee, please check the materials provided to you by your broker, bank or other nominee to determine how you may vote your ADSs.
We look forward to seeing you at the Special Meeting.
Very truly yours,
/s/ Dr. Michael Myers

Dr. Michael Myers
Chairman of the Board of Directors and
Chief Executive Officer

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS
To be held on Thursday, November 12, 2026
Notice is hereby given to the holders of ordinary shares, no par value per share (the “Ordinary Shares”), as well as holders of Ordinary Shares that are represented by American Depositary Shares (“ADSs”), collectively referred to as “shareholders,” of Quoin Pharmaceuticals Ltd. (“Quoin,” the “Company,” “we,” “us,” “our”) in connection with the solicitation by our board of directors (the “Board”) of proxies for use at a special general meeting of shareholders (the “Special Meeting”) to be held on Thursday, November 12, 2026, at 12:00 p.m., US Eastern Time, at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, Pennsylvania 19103.
The Special Meeting is being called for the following purposes:
1.
To approve a proposal to amend the beneficial ownership limitations imposed on each investor in the transaction documents entered into in connection with the Company’s private placement transactions consummated on October 14, 2025 and August 31, 2026, as applicable, to permit each such investor, upon written notice to the Company, to increase its applicable beneficial ownership limitations (including any corresponding limitations on voting power) from 4.99% to any percentage not exceeding 9.99% of the number of the Company’s outstanding Ordinary Shares (including Ordinary Shares represented by ADSs), determined immediately after giving effect to the issuance of the applicable securities, for purposes of both Section 13(d) of the Exchange Act and Section 270(5) and Section 274 of the Israeli Companies Law, 5759-1999 (the “Companies Law”); and

2.
To approve an adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

The Board recommends that the shareholders vote “FOR” Proposals 1 and 2 as described in the accompanying proxy statement.
We are currently not aware of any other matters that will come before the Special Meeting. If any other matters are presented properly at the Special Meeting, it is intended that the persons designated as proxies will vote upon such matters in accordance with their best judgment.
In order for us to conduct business at the Special Meeting, two or more shareholders must be present, in person or by proxy, representing not less than thirty-three and one-third percent (33 1∕3%) of the voting power of our issued and outstanding shares. If such quorum is not present within half an hour from the time scheduled for the Special Meeting, the Special Meeting will be adjourned for one day (to the same time and place), or to a later date or other place as may be specified by the Board by notice to shareholders eligible to vote. At the reconvened meeting, if there is no quorum within half an hour from the time scheduled for the meeting, any number of our shareholders present in person or by proxy shall constitute a lawful quorum.
The Board of Directors has fixed the close of business on September 23, 2026 as the record date (the “Record Date”) for determining those shareholders who will be entitled to (i) receive copies of this Notice and the attached proxy statement, and (ii) vote on each of the proposals described in the attached proxy statement.
A proxy statement describing the various matters to be voted upon at the Special Meeting, along with a proxy card or voting instruction form, as applicable, enabling the shareholders to indicate their vote on each matter, are being distributed and made available to all of the Company’s shareholders as of the Record Date on or about October 2, 2026.

Holders of ordinary shares must submit their proxy cards to Quoin c/o Quoin Pharmaceuticals Ltd. at 42127 Pleasant Forest Court, Ashburn, Virginia 20148, so that such proxy cards are received no later than twenty-four (24) hours prior to the scheduled date and time of the Special Meeting. Holders of ADSs, with each ADS representing thirty-five (35) ordinary shares, should return their proxy cards by the date and in the manner set forth on their proxy cards.
If you hold ADSs in “street name” (meaning held through a bank, broker or other nominee), such bank, broker or other nominee will provide you with instructions on how you may give voting instructions with respect to the ordinary shares underlying your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.
Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Shareholders
to be held on Thursday, November 12, 2026 at 12:00 p.m., US Eastern Time,
at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, Pennsylvania 19103
The proxy statement is available at
https://investors.quoinpharma.com/proxy-statement
BY ORDER OF THE BOARD OF DIRECTORS
October 2, 2026
/s/ Dr. Michael Myers

Dr. Michael Myers
Chairman of the Board of Directors
and Chief Executive Officer

i

PROXY STATEMENT
FOR THE SPECIAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, NOVEMBER 12, 2026
PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. References in this proxy statement to the “Company,” “Quoin,” “Quoin Ltd.,” “we,” “us,” and “our” refer to Quoin Pharmaceuticals Ltd., an Israeli company. The Notice of Special Meeting of Shareholders, proxy statement and a proxy card or voting instruction form, as applicable, are being distributed and made available to the holders of our ordinary shares, no par value per share (the “Ordinary Shares”), as well as holders of our Ordinary Shares that are represented by American Depositary Shares (“ADSs”), collectively referred to as “shareholders,” starting on or about October 2, 2026. Our principal executive offices are located at 42127 Pleasant Forest Court, Ashburn, Virginia 20148.
Special Meeting Information
Date and Time:	Thursday, November 12, 2026, beginning at 12:00 p.m., US Eastern Time
Meeting Place:	Offices of Blank Rome LLP located at One Logan Square, Philadelphia, Pennsylvania 19103
Record Date:	September 23, 2026
Voting:	Each ordinary share is entitled to one vote per share on all matters presented at the Special Meeting. Each ADS represents thirty-five of our ordinary shares.
It is important that your shares be represented and voted at the Special Meeting. Shareholders should vote by marking, signing and dating the accompanying proxy card, and returning it promptly. If your ADSs are held in an account at a bank, broker or other nominee, please check the materials provided to you by your broker, bank or other nominee to determine how you may vote your ADSs.
Voting Matters and the Board’s Recommendation
Agenda Item	Board Vote Recommendation	Page Reference
Proposal 1: To approve a proposal to amend the beneficial ownership limitations imposed on each investor in the transaction documents entered into in connection with the Company’s private placement transactions consummated on October 14, 2025 and August 31, 2026, as applicable, to permit each such investor, upon written notice to the Company, to increase its applicable beneficial ownership limitations (including any corresponding limitations on voting power) from 4.99% to any percentage not exceeding 9.99% of the number of the Company’s outstanding Ordinary Shares (including Ordinary Shares represented by ADSs), determined immediately after giving effect to the issuance of the applicable securities, for purposes of both Section 13(d) of the Exchange Act and Section 270(5) and Section 274 of the Companies Law.	FOR	6
Proposal 2: To approve an adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.	FOR	9

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
The Notice of Special Meeting of Shareholders, proxy statement and a proxy card or voting instruction form, as applicable, are being distributed and made available to our shareholders starting on or about October 2, 2026. We are providing these proxy materials in connection with the solicitation by the Company’s board of directors (the “Board”) of proxies to be voted at a special general meeting of shareholders (the “Special Meeting”), or any adjournment or postponement of the Special Meeting. This proxy statement provides you with information on the proposals to be voted on at the Special Meeting, as well as other information about us, so that you can make an informed decision as to whether and how to vote your shares.
How do I attend the Special Meeting?
The Special Meeting will be held on Thursday, November 12, 2026, beginning at 12:00 p.m., US Eastern Time, at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, Pennsylvania 19103. Attendance at the Special Meeting is limited to shareholders of Quoin as of September 23, 2026 (the “Record Date”).
If you attend the Special Meeting, you will be asked to present valid, government-issued photo identification, such as a driver’s license. If you hold your shares in “street name” through a bank, broker or other nominee, you will need proof of ownership to be admitted to the Special Meeting. A recent brokerage statement or a letter from your bank, broker or other nominee are examples of proof of ownership.
Who is entitled to vote at the Special Meeting?
Holders of record of the Company’s ordinary shares at the close of business on the Record Date are entitled to vote at the Special Meeting. If you held ADSs (whether the ADSs are registered directly in your name or are held in “street name”) at the close of business on the Record Date, you are entitled to receive notice of the Special Meeting but may not actually vote your shares in person at the Special Meeting.
As of the Record Date, there were 168,145,635 ordinary shares issued and outstanding and entitled to vote at the Special Meeting, represented by 4,804,161 ADSs. Each ordinary share is entitled to one vote per share on all matters presented at the Special Meeting. Each ADS represents thirty-five of our ordinary shares.
What proposals will be voted on at the Special Meeting?
At the Special Meeting, shareholders will consider and vote on the following proposals:
(1)
To approve a proposal to amend the beneficial ownership limitations imposed on each investor in the transaction documents entered into in connection with the Company’s private placement transactions consummated on October 14, 2025 and August 31, 2026, as applicable, to permit each such investor, upon written notice to the Company, to increase its applicable beneficial ownership limitations (including any corresponding limitations on voting power) from 4.99% to any percentage not exceeding 9.99% of the number of the Company’s outstanding Ordinary Shares (including Ordinary Shares represented by ADSs), determined immediately after giving effect to the issuance of the applicable securities, for purposes of both Section 13(d) of the Exchange Act and Section 270(5) and Section 274 of the Companies Law (the “Beneficial Ownership Limitation Amendment Proposal” or “Proposal 1”).

(2)
To approve an adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 (the “Adjournment Proposal”).

What if another matter is properly brought before the Special Meeting?
As of the date of this proxy statement, our Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is intended that the person named as proxy, Sally Lawlor, our Chief Financial Officer, will vote, pursuant to her discretionary authority, according to her best judgment and discretion.
How do I vote?
If you are a record holder of ordinary shares, you can (i) vote at the Special Meeting, or (ii) submit your vote by completing, signing and submitting a proxy card. Please follow the instructions on the proxy card. All shares represented by properly executed proxy cards will be voted as specified in the instructions indicated in such proxy. If you sign and return a proxy card, but do not specify how you want your shares voted on a specific proposal, the shares represented by a properly executed and received proxy card will be deemed to have abstained with respect to such proposal.
If you are a record holder of ADSs, you will receive a proxy card from The Bank of New York Mellon (which acts as the Depositary for the ADSs). Please follow the instructions on the proxy card and return it in the manner specified on the proxy card so that it will be received no later than the date and time indicated thereon.
If you hold ADSs in “street name,” that is, you are an underlying beneficial holder who holds ADSs through a bank, broker or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the ordinary shares represented by your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.
Can I change my vote after submitting my proxy?
If you are a record holder of ordinary shares, you may revoke a proxy at any time before the deadline for receipt of proxies by (i) sending a written notice of revocation, or a duly executed proxy bearing a later date, to Quoin at its offices at 42127 Pleasant Forest Court, Ashburn, Virginia 20148, Attention: Corporate Secretary; or (ii) attending and voting in person at the Special Meeting. Attendance at the Special Meeting will not in and of itself constitute a revocation of your proxy.
If you are a record holder of ADSs, you may revoke your proxy at any time before the deadline for receipt of proxies by sending a written notice of revocation, or a duly executed proxy bearing a later date to adrproxy@betanxt.com. The last proxy you submit prior to the deadline indicated by the Depositary will be used to instruct the Depositary how to vote the ordinary shares represented by your ADSs.
If you hold ADSs in “street name,” you must follow the instructions provided by your broker, bank or other nominee in order to change your vote. The last instructions you submit prior to the deadline indicated by your broker, bank or other nominee, will be used to instruct the Depositary how to vote the ordinary shares represented by your ADSs.
What happens if I do not vote?
If you are a record holder of ordinary shares and do not vote in person or by proxy, your ordinary shares will not be voted.
If you are a record holder of ADSs and do not instruct the Depositary how to vote, the ordinary shares represented by your ADSs will not be voted. Under the terms of our Deposit Agreement with The Bank of New York Mellon, as Depositary, and the holders of the ADSs, the Depositary shall endeavor (to the extent practicable and in accordance with applicable law and the Articles of Association of the Company) to vote or cause to be voted the number of ordinary shares represented by ADSs in accordance with the instructions provided by the holders of ADSs to the Depositary. If no proxy is received by the Depositary from a holder of ADSs on or before the date established by the Depositary for such purpose, the Depositary will not exercise any discretion in voting the ordinary shares represented by such ADSs.
If you hold ADSs in “street name” and do not instruct your broker, bank, or other agent how to vote the ordinary shares represented by your ADSs, the question of whether your broker or nominee will still be able to vote the ordinary shares represented by your ADSs depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter.

Although our ADSs are not listed with the NYSE, the NYSE regulates broker-dealers and their discretion to vote on shareholder proposals. Under the NYSE rules applicable to brokers and other similar organizations that are subject to NYSE rules, such organizations may use their discretion to vote “uninstructed securities” with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation (including any advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.
When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a separate matter is deemed “non-routine” and the broker, bank or other nominee holding ADSs for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner. The unvoted ordinary shares represented by such ADSs on “non-routine” matters are counted as broker non-votes. Because there are no routine matters on which brokers, banks or other nominees can vote without instruction at the Special Meeting, no broker non-votes are expected at the Special Meeting. If you hold your ADSs in street name and you do not instruct your broker how to vote in these matters not considered routine, no votes will be cast on your behalf.
What are the voting requirements for each proposal discussed in this proxy statement?
The approval of each of the proposals requires the affirmative vote of the holders of a majority of the shares that are voted in person or by proxy on such proposal at the Special Meeting, with abstentions not taken into account for voting purposes.
Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” any proposal at the Special Meeting and therefore will not impact whether the requisite majority has been achieved for any proposal.
What is the quorum requirement for the Special Meeting?
In order for us to conduct business at the Special Meeting, two or more shareholders must be present, in person or by proxy, representing not less than thirty-three and one-third percent (33 1∕3%) of the voting power of our issued and outstanding shares. If such quorum is not present within half an hour from the time scheduled for the Special Meeting, the Special Meeting will be adjourned for one day (to the same time and place), or to a later date or other place as may be specified by the Board by notice to shareholders eligible to vote. At the reconvened meeting, if there is no quorum within half an hour from the time scheduled for the meeting, any number of our shareholders present in person or by proxy shall constitute a lawful quorum.
Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present at the Special Meeting.
How can I find out the Special Meeting voting results?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting.
Who is paying for this proxy solicitation?
We will bear the costs of solicitation of proxies for the Special Meeting, including the preparation, assembly, printing, mailing and distribution of the proxy materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from shareholders by telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers or other nominees have been requested to forward soliciting material to the beneficial owners of shares held of record by them, and such custodians will be reimbursed by us for their reasonable out-of-pocket expenses.

We have engaged Kingsdale Advisors to assist in soliciting proxies on our behalf. Kingsdale Advisors may solicit proxies personally, electronically or by telephone. We have agreed to pay Kingsdale Advisors a fee of $16,500 plus reimburse them for certain out-of-pocket disbursements and expenses.
What proxy materials are available online?
Copies of the Notice of Special Meeting of Shareholders and this proxy statement are available at https://investors.quoinpharma.com/proxy-statement. Information contained on or accessible through this website is not incorporated by reference in, or otherwise a part of, this proxy statement, and any references to this website are intended to be inactive textual references only.
Whom may I contact if I have other questions about the Special Meeting or voting?
If you have any questions or need assistance voting your shares, please contact our proxy solicitor, Kingsdale Advisors:
Strategic Stockholder Advisor and Proxy Solicitation Agent
745 Fifth Avenue, 5th Floor, New York, NY 10151
North American Toll-Free Phone Number: +1-800-266-8319
Email: contactus@kingsdaleadvisors.com
Call Collect or Text Outside North America: +1-917-813-1256

PROPOSAL 1
THE BENEFICIAL OWNERSHIP LIMITATION AMENDMENT PROPOSAL
General
We are asking shareholders to approve a proposal to amend the beneficial ownership limitations imposed on each investor in the transaction documents entered into in connection with the Company’s private placement transactions consummated on October 14, 2025 and August 31, 2026, as applicable, to permit each investor, upon written notice to the Company, to increase its applicable beneficial ownership limitations (including any corresponding limitations on voting power) from 4.99% to any percentage not exceeding 9.99% of the number of the Company’s outstanding Ordinary Shares (including Ordinary Shares represented by ADSs), determined immediately after giving effect to the issuance of the applicable securities, for purposes of both Section 13(d) of the Exchange Act and Section 270(5) and Section 274 of the Israeli Companies Law, 5759-1999 (the “Companies Law”).
Background
October 2025 Private Placement
On October 10, 2025, we entered into a securities purchase agreement (the “October 2025 Purchase Agreement”), with several institutional and accredited investors (the “2025 Purchasers”) for the issuance and sale in a private placement transaction (the “October 2025 Private Placement”) of the following securities: (i) Ordinary Shares represented by 15,152 ADSs and (ii) pre-funded warrants to purchase Ordinary Shares represented by 1,993,939 ADSs (the “October 2025 Pre-Funded Warrants”), together with (A) Series H Warrants to purchase Ordinary Shares represented by up to 2,009,091 ADSs (“Series H Warrants”), (B) Series I Warrants to purchase Ordinary Shares represented by up to 2,009,091 ADSs (“Series I Warrants”), (C) Series J Warrants to purchase Ordinary Shares represented by up to 2,009,091 ADSs (“Series J Warrants”), and (D) Series K Warrants to purchase Ordinary Shares represented by up to 2,009,091 ADSs (“Series K Warrants” and, together with the Series H Warrants, Series I Warrants, and Series J Warrants, the “October 2025 Ordinary Warrants”). The October 2025 Private Placement closed on October 14, 2025.
The October 2025 Pre-Funded Warrants and the October 2025 Ordinary Warrants provide that a holder thereof may not exercise any portion of such holder’s October 2025 Pre-Funded Warrants or October 2025 Ordinary Warrants (other than for Exchange Warrants) to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% of the number of Ordinary Shares outstanding immediately after giving effect to the issuance of the Ordinary Shares represented by the ADSs issuable upon exercise of the applicable warrant (the “October 2025 Beneficial Ownership Limitation”), nor may a holder of such warrants, together with its affiliates, hold more than 4.99% of our voting power (the “October 2025 Voting Limitation”).
August 2026 Private Placement
On August 27, 2026, we entered into a securities purchase agreement, dated August 27, 2026 (the “2026 Purchase Agreement”), with several institutional and accredited investors (the “2026 Purchasers”) for the issuance and sale in a private placement transaction (the “August 2026 Private Placement” and together with the October 2025 Private Placement, the “Private Placement Transactions”) of the following securities: (i) Ordinary Shares represented by 2,503,170 ADSs, (ii) pre-funded warrants to purchase Ordinary Shares represented by 3,802,130 ADSs (the “August 2026 Pre-Funded Warrants”), together with (iii) ordinary warrants to purchase Ordinary Shares represented by up to 3,152,650 ADSs (the “August 2026 Ordinary Warrants” and, together with the October 2025 Pre-Funded Warrants, the October 2025 Ordinary Warrants, and the August 2026 Pre-Funded Warrants, the “Private Placement Warrants”).
The August 2026 Pre-Funded Warrants and the August 2026 Ordinary Warrants provide that a holder thereof may not exercise any portion of such holder’s August 2026 Pre-Funded Warrants or August 2026 Ordinary Warrants (other than for Exchange Warrants) to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% of the number of Ordinary Shares outstanding immediately after giving effect to the issuance of the Ordinary Shares represented by the ADSs issuable upon exercise of the applicable warrant (the “August 2026 Beneficial Ownership Limitation”), nor may a holder of such warrants, together with its affiliates, hold more than 4.99% of our voting power (the “August 2026 Voting Limitation” and, together with the October 2025 Beneficial Ownership Limitation, the October 2025 Voting Limitation, and the August 2026 Beneficial Ownership Limitation, the “Ownership Limitations”).
Reasons for the Beneficial Ownership Limitation Amendment Proposal
Pursuant to the 2026 Purchase Agreement, we agreed to seek the approval of our shareholders to amend the beneficial ownership limitations imposed on each investor in the transaction documents entered into in connection with the Company’s private placement transactions consummated on October 14, 2025 and August 31, 2026, as applicable, to permit each such investor to increase its applicable beneficial ownership limitations (including any corresponding limitations on voting power) from 4.99% to any percentage not exceeding 9.99% of the number of the Company’s outstanding Ordinary Shares (including Ordinary Shares represented by ADSs), determined immediately after giving effect to the issuance of the applicable securities, both for purposes of Section 13(d) of the Exchange Act and for purposes of Section 270(5) and Section 274 of the Companies Law.
If our shareholders approve this proposal, then a holder of any Private Placement Warrant may, from time to time, upon written notice to us, increase or decrease the Ownership Limitations applicable to any portion of such holder’s Private Placement Warrants to any percentage not exceeding 9.99% specified in such notice; provided that any increase in Ownership Limitation will not be effective until the 61st day after such notice is delivered to us.
Under Section 270(5) and Section 274 of the Companies Law, shareholder approval is required for “material private placements” when, among other things, 20% or more of the voting rights of a public company (on a pre-issuance basis) are issued in a transaction that is either not on “market terms” or not paid for in cash, and the holdings of an existing 5% shareholder increases or a new 5% shareholder is created as a result of the transaction. For purposes of Section 270(5) of the Companies Law, convertible securities like the Private Placement Warrants, are calculated on an as-exercised basis. The Private Placement Warrants include Ownership Limitations that cap each holder’s beneficial ownership and voting rights at 4.99%, which prevents the creation of new 5% shareholders upon warrant exercise.
By obtaining shareholder approval to increase the threshold to 9.99%, holders of the Private Placement Warrants may, upon written notice to us, elect to increase their applicable Ownership Limitations to any percentage not exceeding 9.99%, and the Company will have received the shareholder approval contemplated by Section 270(5) and Section 274 of the Companies Law for any resulting increase in ownership above 5%.
Potential Consequences if the Beneficial Ownership Limitation Amendment Proposal is Not Approved
If our shareholders do not approve the Beneficial Ownership Limitation Amendment Proposal, the Ownership Limitations applicable to the Private Placement Warrants will remain at 4.99%, and holders of Private Placement Warrants will not be permitted to increase such limitations to any percentage above 4.99%. As a result, holders who reach the 4.99% threshold may need to sell shares before exercising additional Private Placement Warrants for ADSs, which could slow the pace of warrant exercises. This may delay the Company’s receipt of proceeds from warrant exercises. Additionally, failure to approve this proposal may be viewed negatively by holders of the Private Placement Warrants and could adversely affect our ability to raise capital on favorable terms in future financing transactions.
Potential Adverse Effects of the Approval of the Beneficial Ownership Limitation Amendment
Each ADS that would be issuable upon the exercise of the Private Placement Warrants would have the same rights and privileges as each of our currently outstanding ADS. The issuance of ADSs to the holders of Private Placement Warrants upon any exercise thereof will not affect the rights of the holders of our outstanding ADSs, but such issuances will have a dilutive effect on our existing shareholders, including the voting power and economic rights of existing shareholders. Further, any sales in the public market of our ADSs issuable upon exercise of the Private Placement Warrants could adversely affect prevailing market prices of our ADSs. In addition, it is possible for a group of investors to gain significant voting control of our Company.

No Appraisal Rights
No appraisal rights are available under the Companies Law or our Articles of Association with respect to the Beneficial Ownership Limitation Amendment Proposal.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interest, directly or indirectly, in the matters set forth in this proposal except to the extent of their participation in the Private Placement Transactions as set forth below:
•
Dennis Langer, a member of our Board of Directors, participated in the October 2025 Private Placement, purchasing 15,152 ADSs and accompanying October 2025 Ordinary Warrants to purchase Ordinary Shares represented by up to 60,608 ADSs;

•
Dr. Michael Myers, our Chief Executive Officer and a member of our Board of Directors, Denise Carter, our Chief Operating Officer and a member of our Board of Directors; Sally Lawlor, our Chief Financial Officer and James Culverwell, a member of our Board of Directors, participated in the August 2026 Private Placement, purchasing an aggregate of 57,370 ADSs and accompanying August 2026 Ordinary Warrants to purchase Ordinary Shares represented by up to 28,685 ADSs.

Proposed Resolution
Our Board of Directors will present the following resolution for adoption at the Special Meeting:
“RESOLVED, that the beneficial ownership limitations imposed on each investor in the transaction documents entered into in connection with the October 2025 Private Placement and the August 2026 Private Placement, as applicable, are hereby amended to permit each investor, upon written notice to the Company, to increase the applicable beneficial ownership limitations (including any corresponding limitations on voting power) from 4.99% to any percentage not exceeding 9.99% of the number of the Company’s outstanding Ordinary Shares (including Ordinary Shares represented by ADSs), determined immediately after giving effect to the issuance of the applicable securities, for purposes of both Section 13(d) of the Exchange Act and Section 270(5) and Section 274 of the Companies Law.”
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE BENEFICIAL OWNERSHIP LIMITATION AMENDMENT PROPOSAL.

PROPOSAL 2
THE ADJOURNMENT PROPOSAL
Adjournment of the Special Meeting
If we fail to receive a sufficient number of votes to approve the Beneficial Ownership Limitation Amendment Proposal we may propose to adjourn the Special Meeting, if the Board of Directors determines it to be necessary or appropriate for the purpose of soliciting additional proxies to approve the Beneficial Ownership Limitation Amendment Proposal. We currently do not intend to propose adjournment of the Special Meeting, if there are sufficient votes in favor of the Beneficial Ownership Limitation Amendment Proposal. If our shareholders approve this proposal, the Board of Directors could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our shareholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Beneficial Ownership Limitation Amendment Proposal, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our shareholders to change their votes in favor of such proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Beneficial Ownership Limitation Amendment Proposal.
Proposed Resolution
Our Board of Directors will present the following resolution for adoption at the Special Meeting:
“RESOLVED, that the Special Meeting be adjourned to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.”
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE
APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES BY
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our Ordinary Shares represented by ADSs as of the Record Date by: (i) each director; (ii) each named executive officer; (iii) all our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our ordinary shares.
Beneficial ownership is determined in accordance with the rules of the SEC and generally means sole or shared power to vote or direct the voting or to dispose or direct the disposition of any ordinary shares. Unless otherwise indicated in the footnotes to this table, we believe that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as being beneficially owned.
Except as indicated by footnote, the beneficial ownership information is based upon 4,804,161 ADSs outstanding as of the Record Date. ADSs that may be acquired by a person within 60 days of the Record Date, pursuant to the exercise of options or warrants are deemed to be outstanding for purposes of computing the percentage ownership of such person, but are not deemed to be outstanding for purposes of computing the percentage ownership of ADSs of any other person shown in the table. Each ADS represents thirty-five (35) Ordinary Shares.
Unless indicated otherwise below, the address of our directors and executive officers is c/o Quoin Pharmaceuticals Ltd., 42127 Pleasant Forest Court, Ashburn, Virginia 20148.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Directors and Named Executive Officers:
Dr. Michael Myers(1)	92,933	1.91%
Denise Carter(2)	92,929	1.91%
Joseph Cooper(3)	2,005	*
James Culverwell(4)	53,892	1.12%
Dr. Dennis Langer(5)	115,037	2.36%
Natalie Leong(6)	2,826	*
Michael Sember(7)	2,005	*
Sally Lawlor(8)	15,806	*
All current directors and officers as a group (8 persons)(9)	377,433	7.54%

(1)
Consists of (i) 37,713 ADSs held directly, (ii) 13,229 ADSs issuable upon the exercise of options which may be exercised within 60 days of the Record Date, and (iii) 41,991 ADSs issuable upon the exercise of warrants that may be exercised within 60 days of the Record Date.

(2)
Consists of (i) 37,709 ADSs held directly, (ii) 13,229 ADSs issuable upon the exercise of options which may be exercised within 60 days of the Record Date, and (iii) 41,991 ADSs issuable upon the exercise of warrants that may be exercised within 60 days of the Record Date.

(3)
Represents 2,005 ADSs issuable upon the exercise of options which may be exercised within 60 days of the Record Date.

(4)
Consists of (i) 40,364 ADSs held directly, (ii) 4,741 ADSs issuable upon the exercise of options which may be exercised within 60 days of the Record Date, and (iii) 8,787 ADSs issuable upon the exercise of warrants that may be exercised within 60 days of the Record Date.

(5)
Consists of (i) 49,688 ADSs held directly, (ii) 4,741 ADSs issuable upon the exercise of options which may be exercised within 60 days of the Record Date and (iii) 60,608 ADSs issuable upon the exercise of warrants that may be exercised within 60 days of the Record Date.

(6)
Represents 2,826 ADSs issuable upon the exercise of options which may be exercised within 60 days of the Record Date.

(7)
Represents 2,005 ADSs issuable upon the exercise of options which may be exercised within 60 days of the Record Date.

(8)
Consists of (i) 10,684 ADSs held directly and (ii) 5,122 ADSs issuable upon the exercise of warrants that may be exercised within 60 days of the Record Date.

(9)
Consists of (i) 176,158 ADSs held directly, (ii) 42,776 ADSs issuable upon the exercise of options which may be exercised within 60 days of the Record Date, and (iii)158,499 ADSs issuable upon the exercise of warrants that may be exercised within 60 days of the Record Date.

SHAREHOLDER PROPOSALS
Any one or more shareholders of Quoin holding at least five percent (5%) of Quoin’s voting rights may request, subject to our Articles of Association, the Companies Law and the regulations promulgated thereunder, that the Board include a matter on the agenda of a general meeting to nominate a candidate to serve on our Board or to remove an acting director from service therefrom, if the Board determines that the proposed matter is appropriate to be considered at a general meeting, whereas the proposal to include any other matter on the agenda of a general meeting can be requested by any one or more shareholders of Quoin holding at least one percent (1%) of Quoin’s voting rights. In order for the Board to consider a shareholder proposal and whether to include the matter stated therein in the agenda of a general meeting, notice of the shareholder proposal must be timely delivered in accordance with the Companies Law and the regulations thereto and must comply with the requirements of our Articles of Association, and any applicable law and stock exchange rules and regulations. To be considered submitted in a timely manner under the Companies Law, such proposal must be delivered by no later than seven days following our notice of the annual meeting. The proposal must be in writing, signed by all proposing shareholder(s) making such request, accompanied by evidence satisfactory to us of their aggregate holdings of at least 1% of our voting rights and, for a proposal of a candidate to serve on our Board or to remove an acting director from service therefrom, evidence satisfactory to us of their aggregate holdings of at least 5% of our voting rights, and further accompanied by such candidate’s details in accordance with Section 26 of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970, and by the candidate’s affidavit as required under Section 224B of the Companies Law.
In addition, shareholder proposals may be submitted for inclusion in proxy materials under Rule 14a-8 under the Exchange Act. Pursuant to Rule 14a-8 under the Exchange Act, to be eligible for inclusion in our proxy materials for the 2027 Annual General Meeting of Shareholders, shareholder proposals must be received by Quoin no later than March 18, 2027, and must comply with all applicable requirements of Rule 14a-8. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Quoin’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 21, 2027.
All shareholder proposals should be addressed to: Quoin Pharmaceuticals Ltd., 42127 Pleasant Forest Court, Ashburn, Virginia 20148, Attention: Corporate Secretary.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are shareholders will be “householding” our proxy materials. A single set of meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of meeting materials, please notify us and such materials will be promptly delivered to you. Direct your written request to Quoin Pharmaceuticals Ltd., 42127 Pleasant Forest Court, Ashburn, Virginia 20148, Attn: Corporate Secretary. Shareholders who currently receive multiple copies of the meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER BUSINESS
The Board does not expect any other matters to be presented at the Special Meeting other than those specified in the enclosed Notice of Special Meeting of Shareholders. If any other matters do properly come before the Special Meeting, it is intended that the person named as proxy will vote, pursuant to her discretionary authority, according to her best judgment and discretion.
BY ORDER OF THE BOARD OF DIRECTORS
October 2, 2026
/s/ Dr. Michael Myers

Dr. Michael Myers
Chairman of the Board of Directors
and Chief Executive Officer

Proxy Card for Record Holders of Ordinary Shares
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of Quoin Pharmaceuticals Ltd. (the “Company”) hereby appoints Sally Lawlor, as agent and proxy of the undersigned, with full power of substitution, to appear, and to vote on behalf of the undersigned all ordinary shares of the Company which the undersigned is entitled to vote at the special general meeting of shareholders (the “Special Meeting”) to be held at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2026, at 12:00 p.m., US Eastern Time, and at any adjournments or postponements thereof, with all the powers and authority the undersigned would possess if personally present at the Special Meeting, upon the following matters, which are more fully described in the Notice of Special Meeting of Shareholders (the “Notice”) and the Proxy Statement relating to the Special Meeting (the “Proxy Statement”).
The Proxy Statement is available at
https://investors.quoinpharma.com/proxy-statement
The undersigned acknowledges receipt of the Notice and the Proxy Statement. Capitalized terms that are not defined herein have the meaning ascribed to those terms in the Proxy Statement.
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned and in the discretion of the proxy holder as to any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof. If no direction is made with respect to any Proposal, this Proxy will be deemed to constitute an abstention with respect to such Proposal. Any and all proxies heretofore given by the undersigned are hereby revoked.
(Continued and to be signed on the reverse side)

A-1

SPECIAL GENERAL MEETING OF SHAREHOLDERS OF
QUOIN PHARMACEUTICALS LTD.
Thursday, November 12, 2026
PLEASE SIGN, DATE AND RETURN PROMPTLY.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” EACH OF PROPOSALS 1 AND 2.
		For	Against	Abstain
Proposal 1	To approve a proposal to amend the beneficial ownership limitations imposed on each investor in the transaction documents entered into in connection with the Company’s private placement transactions consummated on October 14, 2025 and August 31, 2026, as applicable, to permit each such investor, upon written notice to the Company, to increase its applicable beneficial ownership limitations (including any corresponding limitations on voting power) from 4.99% to any percentage not exceeding 9.99% of the number of the Company’s outstanding Ordinary Shares (including Ordinary Shares represented by ADSs), determined immediately after giving effect to the issuance of the applicable securities, for purposes of both Section 13(d) of the Exchange Act and Section 270(5) and Section 274 of the Companies Law.	☐	☐	☐
Proposal 2	To approve an adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.	☐	☐	☐
Please sign exactly as your name appears on the certificate representing your shares. If Ordinary Shares are held jointly, each holder should sign. If signing as an executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation or partnership, please insert full corporate or partnership name and signature by a duly authorized officer or person of such corporation or partnership, as applicable, giving full title as such.
Name	Signature	Date	, 2026
Name	Signature	Date	, 2026

A-2

BNY: PO BOX 505006, Louisville, KY 40233-5006 Your vote matters!Have your ballot ready and please use one of the methods below for easy voting: Your control numberHave the 12 digit control number located in the box above available when you access the website and follow the instructions. Quoin Pharmaceuticals Ltd.Special General Meeting of ShareholdersThursday, November 12, 2026 12:00 PM, Local TimeThe Offices of Blank Rome LLP, One Logan Square, Philadelphia, PA 19103YOUR VOTE IS IMPORTANT!PLEASE VOTE BY: 12:00 p.m. E.T. on November 4, 2026Quoin Pharmaceuticals Ltd.Instructions to The Bank of New York, as Depositary(Must be received prior to 12:00 p.m. E.T. on November 4, 2026) Mail:•Mark, sign and date your Proxy Card •Fold and return your Proxy Card in the postage-paid envelope provided The undersigned registered owner of American Depositary Shares (“ADSs”) hereby appoints The Bank of New York, as Depositary, as agent and proxy of the undersigned, with full power of substitution, to endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such ADSs of Quoin Pharmaceuticals Ltd. registered in the name of the undersigned on the books of the Depositary as of the close of business on September 23, 2026 at the Special General Meeting of Shareholders of the
Company, to be held on November 12, 2026 at 12:00 p.m. (US Eastern Time) at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103, or any postponement or adjournment thereof, with all the powers and authority the undersigned would possess if personally present at the Special General Meeting, in respect of the resolutions specified on the reverse side.NOTE:1.Please direct the Depositary how it is to vote by placing an “X” in the appropriate box opposite each agenda item. 2.In its discretion, the Depositary is authorized to vote upon such other matters as may properly come before the Special General Meeting or any postponement or adjournment thereof. 3.THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1 and 2. 4.The proxy statement is available at https://investors.quoinpharma.com/proxy-statement (Continued and to be marked, dated and signed, on the reverse side)Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Quoin Pharmaceuticals Ltd.Special General Meeting of ShareholdersThursday, November 12, 2026 12:00 PM, Local TimeThe Offices of Blank Rome LLP, One Logan Square, Philadelphia, PA 19103YOUR VOTE IS IMPORTANT!PLEASE VOTE BY: 12:00 p.m. E.T. on November 4, 2026Quoin Pharmaceuticals Ltd.Instructions to The Bank of New York, as Depositary(Must be received prior to 12:00 p.m. E.T. on November 4, 2026) Mail:•Mark, sign and date your Proxy Card •Fold and return your Proxy Card in the postage-paid envelope provided The undersigned registered owner of American Depositary Shares (“ADSs”) hereby appoints The Bank of New York, as Depositary, as agent and proxy of the undersigned, with full power of substitution, to endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such ADSs of Quoin Pharmaceuticals Ltd. registered in the name of the undersigned on the books of the Depositary as of the close of business on September 23, 2026 at the Special General Meeting of Shareholders of the Company, to be held on November 12, 2026 at 12:00 p.m. (US Eastern Time) at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103, or any postponement or adjournment thereof, with all the powers and authority the undersigned would possess if personally present at the Special General Meeting, in respect of the resolutions specified on the reverse side.NOTE:1.Please direct the Depositary how it is to vote by placing an “X” in the appropriate box opposite each agenda item. 2.In its discretion, the Depositary is authorized to vote upon such other matters as may properly come before the Special General Meeting or any postponement or adjournment thereof. 3.THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1 and 2. 4.The proxy statement is available at https://investors.quoinpharma.com/proxy-statement (Continued and to be marked, dated and signed, on the reverse side)Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved Quoin Pharmaceuticals Ltd. Special General Meeting of ShareholdersPlease make your marks like this:PROPOSALYOUR VOTEFORAGAINSTABSTAIN1.To approve a proposal to amend the beneficial ownership limitations imposed on each investor in the transaction documents entered into in connection with the Company's private placement transactions consummated onOctober 14, 2025 and August 31, 2026, as applicable, to permit each such investor, upon written notice to the Company, to increase its applicable beneficial ownership limitations (including any corresponding limitations on voting power) from 4.99% to any percentage not exceeding 9.99% of the number of the Company's outstandingOrdinary Shares (including Ordinary Shares represented by ADSs), determined immediately after giving effect to the issuance of the applicable securities, for purposes of both Section 13(d) of the Exchange Act and Section270(5) and Section 274 of the Israeli Companies Law, 5759-1999; and2.To approve an adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.Authorized Signatures - Must be completed for your instructions to be executed.Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing this proxy card. Signature (and Title if applicable)DateSignature (if held jointly)Date